[EMERALD MUTUAL FUNDS LOGO OMITTED]


                      SEMI-ANNUAL REPORT DECEMBER 31, 2002


                                  GROWTH FUND
                                 CLASS A: HSPGX
                                 CLASS C: HSPCX

                              BANK & FINANCE FUND
                                 CLASS A: HSSAX
                                 CLASS C: HSSCX

                                TECHNOLOGY FUND
                                 CLASS A: HSYTX
                                 CLASS C: HSYCX

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EMERALD MUTUAL FUNDS
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REPORT FROM MANAGEMENT
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                                                               February 10, 2003

Dear Shareholder:

MARKET AND ECONOMIC REVIEW AND FUND PERFORMANCE ANALYSIS

Our worst fears came true in 2002 - an almost unprecedented third straight year of double digit declines in the S&P 500. The reason for our fear was the compounding impact on the individual investor, and the question of whether a generation of investors would leave the market until this correction becomes a dull ache rather than an open wound. What made 2002 especially difficult to accept was the fact that the economy moved in one direction (up 2.5%) and the stock market moved in another, down even more than the decline in 2000 or 2001. So as we expected to see a positive market in 2002 tracking the economy, we actually saw the exact opposite. In addition, we had companies that had performed well for two years see their orders and their end markets finally weaken under the constant pressure of this recession. Weakness appeared in sectors that are normally thought of as defensive in nature, such as food companies, major pharmas, and even utilities.

Going forward, we don't have the same fear that institutional investors will change their investment pattern. In fact, we believe they represent the most bullish equity argument in today's environment. After three consecutive poor years, corporate and public plans find that they must contribute new money to their investment plans to make up for this poor performance. For example, IBM announced they will contribute $4 billion in new funding in '03, GM $2.6 billion, and Hershey Foods will invest $150 million of new money. With Treasuries yielding historically low rates, the only way these defined benefit plans can meet their actuarial assumptions is for the majority of this new funding to be allocated to U.S. equities. With the IPO window shut, the supply/demand balance will greatly favor the investor in 2003.

The biggest negative in the markets in 2002 was the utter lack of reward for any risk taking. This, of course, greatly impacted the small cap growth segment more than any other, for we are dependent on risk-taking by our portfolio companies. New innovations, new products, capital investments, the hallmark of the small cap sector, necessarily involve risk. The brokerage firm, Thomas Weisel Partners, puts the current equity risk premium at a 50-year high. While this explains the last three years, it also provides an opportunity for investors since the negatives in the market, ranging from global political risks and lack of corporate investment and profits, are fully reflected in stock prices. As the equity risk premium reverts to more normal levels, the expansion in the P/E ratio should be significant.

From the inevitability of a war with Iraq, to a confrontation with North Korea, global political risk remains an impediment to the start of the next cycle. While some may argue this is already reflected in the stock market, considerable money will sit on the sidelines until we see a resolution. Longer term, the question remains whether the war on terror will be like the Cold War, and perpetually hold not only our economy at a sub par level, but also global equity markets as well.

Another key positive in the market place is the lack of a negative bias against small cap stocks. This market continues to abhor growth and risk, not cap size. In fact, as 2002 marked the first outflow in equity mutual funds since 1987, small cap growth funds had positive inflows for the third straight year ($16, $14, $10 billion respectively).

                                                                               1

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THE FUTURE

Two key factors for a better 2003 are investor enthusiasm and business sentiment, which can change the capital spending equation. We expect capital spending will break this year, especially in the small cap sector. As for valuation, it is clearly in the small cap favor.

The S&P is currently trading at 16x 2003 earnings, while the S&P small cap index is selling at 15x. For small caps, this represents significant value on both a nominal and relative basis. Historically small caps have sold at a 20% premium, not a discount. In addition, growth rates for small caps are generally believed to be double the 5 - 8% growth rates expected for the S&P 500.

Given the positive dynamics outlined above, the uncertainty in our outlook relates to investor enthusiasm and confidence in the corporate suite, both of which were elusive through 2002. Investor enthusiasm continues to be dampened by terrorism and other geopolitical concerns, which have plagued investor confidence over the last few months, but if you believe as we do that the market discounts the future, not the present, then the worst should be behind us. Confidence in the corporate suite is another issue, and we believe that it is only a matter of time before businesses that have been dormant for the last three years will begin to reinvest in themselves to position their respective companies to prosper in the next upturn. So, if we are correct that as the economy continues on its path to recovery, businesses will again begin reinvesting in systems and equipment for growth, then the equity risk premium will revert to more normalized levels, p/e's will expand, new money from under-funded pension funds will flow into equities, earnings growth should become more evident, investor enthusiasm will return, and small caps should prosper given their market leading growth rates and attractive valuation.

EMERALD GROWTH FUND

                                       PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2002
                                   -----------------------------------------------------------------
                                                         AVERAGE ANNUAL RETURN
                                                 -------------------------------------     TOTAL
                                     TOTAL                                                RETURNS
                                     RETURN      ONE     FIVE       TEN       SINCE        SINCE
FUND/INDEX                         SIX MONTHS    YEAR    YEARS     YEARS   INCEPTION**  INCEPTION**
----------                         ----------    ----    -----     -----   -----------  -----------
Emerald Growth Fund*
    Class A at NAV                  -15.98%    -27.81%   -0.10%   +10.34%    +10.98%      191.00%
    Class A at MOP                  -19.975%   -31.24%   -1.07%   + 9.80%    +10.46%      177.16%
Russell 2000 Index                  -16.56%    -20.48%   -1.36%   + 7.16%    + 8.53%      131.39%
Russell 2000G Index                 -15.63%    -30.26%   -6.59%   + 2.62%    + 4.14%       51.54%
Morningstar - Small Company
  Funds Index                       -16.03%    -28.64%   +0.56%   + 8.79%    +10.23%      171.46%

 *Prior to 7/1/01 the Fund, called HomeState Pennsylvania Growth Fund, pursued a different investment objective.
**Inception Date: 10/01/92

Past performance is no guarantee of future results. Emerald Growth Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Small-Company Funds Average represents 640, 595, 295, 65 and 56 small-company funds, respectively, for total return without regard to sales charges for the Six Months, One Year, Five Year, Ten Year and Since Inception (10/1/92) periods. All performance results assume reinvestment of dividends. As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow.

2

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EMERALD MUTUAL FUNDS
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As illustrated above, Emerald's performance was approximately in-line with that of our benchmark. We were both favored and hurt by stock selection. The portfolio benefited from the solid performance from several of our top consumer positions including: Education Management Corp. (EDMC), Shuffle Master (SHFL), and Alliance Gaming (AGI). Both the education, and casino and gaming stocks are running on their own industry specific cycle that have enabled them to continue to post strong growth in revenues and earnings in the face of consumer weakness. This was also true of the interactive entertainment sector until the fourth quarter. Demand seemed to evaporate relative to expectations as mass-market retailers bought significantly less inventory in the days preceding Christmas than in years past, and the consumer just did not spend to the degree that was anticipated this holiday season. We have significantly reduced our exposure to this group, eliminating our positions in Activision (ATVI) and Midway Games
(MWY), only maintaining a position in Electronics Boutique (ELBO). In addition, earnings warnings from York International (YRK), OM Group (OMG) and SangStat
(SANG) contributed to our lackluster fourth quarter. Unfortunately, these situations masked the performance of the rest of the portfolio, in which many of our stocks, such as IGEN International (IGEN), Celgene Corp. (CELG) and The Medicines Company (MDCO) posted significant price appreciation.

As we look to 2003, based on our positive outlook for the economy and business investment as discussed above, we have weighted the portfolio more heavily to the cyclical sectors of the economy.

We have added exposure to both auto and transportation, and materials and services, as we believe both should benefit from the stronger economic environment we envision for 2003. Emerald continues to maintain an overweight position in the consumer sector, despite the recent fluctuations in consumer confidence and the disappointing holiday season. While, admittedly, the pace at which the consumer will spend is slowing, we do not believe the consumer will go away indefinitely. Disposable personal income has continued to expand, and while we have not experienced job growth at this point in the cycle, the overall employment picture has not dramatically worsened. So what we appear to be faced with is more a crisis in confidence, brought on by the lack of job growth, the ongoing geopolitical issues and three years of market declines. We continue to believe, however, that this is a temporary scenario, and anticipate that consumer spending will continue to grow at a moderate single digit pace, supported by more pervasive home ownership, continued moderate increases in disposable personal income, and stable to declining unemployment. So while we are not anticipating an explosive spending environment in the short-term, we believe there will be select opportunities for companies with desirable, differentiated product offerings to prosper. We continue to emphasize opportunities within radio, education, and casinos and gaming.

We have taken a similar approach to both the technology and producer durables sectors. Entering 2003, there is still no clear visibility that a major recovery is imminent in the PC, consumer and telecommunications end markets. However, we are cautiously optimistic as outlined above that there will be a slow improvement in corporate spending through 2003 driven by our expectations for a substantial fiscal stimulus package, a necessary inventory build and the need to push forward with productivity enhancing purchases. While we believe most technology segments could benefit from this slow improvement, we remain focused on niche market stocks that are positioned for above-average growth. We have identified opportunities in several aspects of Technology and Producer Durables in Flat Panel Displays, Semiconductor Cap Equipment, and niche semiconductor and telecom plays.

                                                                               3

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While it is a safe estimation to call for cautious behavior in the markets and a return to a subdued forecast of 5 to 10 percent appreciation in 2003, this type of prediction seems too pat and too close to consensus. After three years of excessive forecasts and subsequent disappointments, can we be so brave in 2003? Yes. Based on market valuation, multiple negatives priced into the market, an expectation of a reasonably quick resolution to geo-political wars/conflicts, fiscal stimulus forthcoming, a better supply/demand equation and a topping out of the equity risk premium, we believe a constructive viewpoint to 2003 is warranted. We, therefore, are positioning the portfolio for a positive response to a better risk/reward environment, a cyclical upturn and a technology rebound. These positives which we foresee will not happen all at once. Our geo-political problems will not be solved overnight, and therefore our portfolio will shift throughout the year as our confidence and visibility to these positive events solidify.

EMERALD SELECT BANKING AND FINANCE FUND

The Emerald Select Banking and Finance Fund continues to be the big winner for our shareholders over the last twelve months, as well as since its inception date of October 1998 as a financial services fund. The past 12 months have been particularly difficult for investors in either large or small cap stocks, or in growth or value stocks. The S&P 500 declined 22.1% in 2002 and the Russell 2000 declined 20.5%. In terms of sectors, the Financial Sector performed the best (10.7%) while the Technology Sector performed the worst (43%), according to Morningstar.

                                           PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2002
                                       ----------------------------------------------------------------
                                                             AVERAGE ANNUAL RETURN
                                                     -------------------------------------    TOTAL
                                         TOTAL                                               RETURNS
                                         RETURN      ONE     THREE     FIVE      SINCE        SINCE
FUND/INDEX                             SIX MONTHS    YEAR    YEARS     YEARS   INCEPTION**  INCEPTION**
----------                             ----------    ----    -----     -----   -----------  -----------
Emerald Select Banking & Finance
  Fund*
    Class A at NAV                      - 4.32%    +14.60%  +15.08%    +7.15%    +15.79%      +89.15%
    Class A at MOP                      - 8.88%    + 9.18%  +13.23%    +6.11%    +14.64%      +80.14%
Russell 2000 Index                      -16.55%    -20.48%  + 7.54%    -1.36%    + 1.76%      -20.97%
Morningstar - Financial Funds Average   -10.82%    -10.83%  + 3.33%    +3.06%       n/a          n/a

 *Prior to 10/20/98 the Fund, called the Select Opportunities Fund, pursued a different objective.
**Inception Date: 2/18/97

Past performance is no guarantee of future results. The Select Banking and Finance Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 similar cap companies. Investments cannot be made in an index. The Morningstar Financial Funds Average represents 121, 119, 80 and 45 financial services funds for total return without regard to sales charges for the Six Months, One Year and Three Year, Five Year, and Since Inception (2/18/97) periods, respectively. All performance results assume reinvestment of dividends.

For the last 4 years, the Fund has posted the following returns: 16.7%, 15.1%, 15.5% and 14.6%. As stated previously, we are particularly pleased with 2002's performance as only 5 out of 118 financial services funds had positive results, as reported in the Wall Street Journal online. In recognition of our performance, the Fund was recently acknowledged in the Philadelphia Inquirer as the best performing fund in the Philadelphia area, as well as the best publicly offered mutual fund in the State of Pennsylvania in 2002, as ranked by Lipper, Inc.

4

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The Fund's performance has been supported by our philosophy, as well as our process to capture these opportunities. The Fund's philosophy is to concentrate on small cap financial institutions (Morningstar computes a $249 million median market cap for the Bank Fund vs. $18.2 billion for the universe average) with:

     1.) Solid earnings growth

     2.) Leading and defensible franchises

     3.) Strong asset quality

     4.) Experienced management teams

During the recession or market decline over the past 2-3/4 years, the small cap financial sector has been an excellent place to avoid the technology and manufacturing downturn, which has hobbled the market over this timeframe. Mortgage and consumer loans have expanded, while unemployment never grew to greater than six percent. Over this timeframe, we avoided the problems of northern California and other tech centers around the country. By researching and knowing our banks' markets, we limited our exposure to consumer weakness. In addition, community banks which were focused on small business proved relatively resistant to the macro problems suffered by the Fortune 500 companies which deal with the super regionals and money center banks.

Much to our surprise, we did not see a pick-up in the economy over the last six months. The third quarter had GDP growth of 4.0%, but because of global problems, both consumers and business leaders were hesitant to spend or invest in the fourth quarter as growth slowed to just 0.7%.

Our institutions did extremely well under these conditions, however, as they remained "local" banking institutions. Growth of corporate lending could not expand under this scenario but banking dislocation in selected communities offset the flat trend. Banking mergers and continued disillusion with large institutions has led to the continued exodus of experienced lenders from the affected institutions and toward the remaining community banks. This migration of corporate lenders, bringing new business with them, has provided at least moderate loan growth in this disappointing economic environment.

Consolidation is still the missing piece of a P/E expansion story. While some takeover activity occurred in 2002, it was not enough to create takeover premiums in the prices of our banks and thrifts. In our June 2001 report to shareholders, we noted that Gartner Consulting reported that by 2007, half of the nation's financial institutions would disappear. So far, the pace will never make this prediction come true. In addition, start-up banks are proliferating. This trend is based on the success stories over the past few years; however, we believe the future percentage of winners will not be as high as in the past. While every community needs a "local" bank, this can only work if the institution has an exploitable niche, a broad product line, management depth, and access to capital. We believe these conditions do not fit all the prospective business plans being floated at the moment.

The Fund was helped in the second half of 2002 by having one of our largest companies, Commonwealth Bank in suburban Philadelphia, taken over by Citizens Bank of Rhode Island (which is owned by the Royal Bank of Scotland). Other active acquirers in the Northeast included Banknorth and M&T Bank. We believe all three of these larger institutions will continue to be acquirers.

What has been surprising though is the number of insurance acquisitions and asset manager acquisitions that are occurring. The push to create fee income, rather than be reliant on spread management, should continue to

                                                                               5

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EMERALD MUTUAL FUNDS
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push this trend forward for several more years. The current trend is to become a full service financial institution, as banks, thrifts, insurance companies, brokerage firms, asset managers, etc. all look for the perfect distribution system. Such a search will have its winners and losers, but through our extensive research process, we seek to discover the cream of the crop and provide our shareholders with a portfolio of these superior companies.

Finally, the consolidation of banking activity is inevitable. The need to stay current in technological demands, management transitions, earnings pressure, geographic expansion, and capital dependency will be the basis for future merger activity.

EMERALD SELECT TECHNOLOGY FUND

The decline of the Tech sector continued throughout the year. The fourth quarter saw a great snapback of prices from the lows of October 10, 2002, but we would caution that the action is one of short covering rather than an economic turn.

                                           PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2002
                                       ----------------------------------------------------------------
                                                             AVERAGE ANNUAL RETURN
                                                     -------------------------------------    TOTAL
                                         TOTAL                                               RETURNS
                                         RETURN      ONE     THREE     FIVE      SINCE        SINCE
FUND/INDEX                             SIX MONTHS    YEAR    YEARS     YEARS   INCEPTION**  INCEPTION**
----------                             ----------    ----    -----     -----   -----------  -----------
Emerald Select Technology Fund*
    Class A at NAV                      -16.54%    -47.36%  -43.42%   -11.95%    -10.49%       -43.65%
    Class A at MOP                      -20.50%    -49.86%  -44.33%   -12.80%    -11.34%       -46.32%
Russell 2000 Index                      -16.56%    -20.48%  - 7.54%   - 1.36%    - 1.11%       - 5.59%
Russell 2000G Index                     -15.63%    -30.26%  -21.11%   - 6.59%    - 6.81%       -30.53%
Morningstar - Technology Funds Index    -13.77%    -43.12%  -37.36%   - 1.93%    - 2.5%       -12.28%

 *Prior to 2/29/00 the Fund, called the Year 2000 Fund, focused on a specific industry within the technology sector.
**Inception Date: 10/31/97

As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow. Past performance is no guarantee of future results. Emerald Select Technology Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Technology Funds Average represents 367, 359, 156, 71 and 90 technology funds, respectively, for total return without regard to sales charges for the Six Months, One Year, Three Year, Five Year and Since Inception (10/31/97) periods. All performance results assume reinvestment of dividends.

One of the biggest disappointments of the last six months was our exposure to the interactive entertainment technology. These software companies create the electronic games that are played on the XBOX, Play Station 2 and Game Boy platforms. We believed these products would be strong retail items during the past Christmas selling season. Demand never materialized to our expectations, as consumer spending in general was less than expected. Our holdings of Activision
(ATVI) and Midway Games (MWY) suffered substantial losses because of the poor consumer response to these gaming technologies.

6

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The last 2 plus years have seen values in the Tech Sector being devastated, especially for the Emerald Select Technology Fund, which generally focuses on smaller cap newer technologies. Given the downward draft of the sector, our smaller companies suffered an even greater decline in values. Very little worked, as IT spending was nonexistent, leading to shortfalls in software, electronics, semiconductor design companies, etc.

As we discussed under the Emerald Growth Fund, no recovery is in sight for the major growth areas of PCs or telecom. Sentiment is awful and money continues to leave the sector. A contrarian would see this as a buying opportunity. The problem is that this is the third year of the same conditions, without a catalyst to turn the corner and write a new page. In order for improvement, we must put Iraq behind us, see better market conditions and a return of corporate confidence.

Biotechs have been out of favor for the last six months to a year, leading us to take a lower than normal position during this period. Longer term, the Biotech sector has lost over $300 billion of aggregate value since March of 2000. This amounts to greater than 60% loss. The time and cost to receive approval for new drugs have risen to levels where investors have questioned the viability of early stage investing. For example in 2002, approvals averaged 16 months versus just 6 months in 2001. With a new commissioner named to head the FDA, the investment community has been looking for changes. In fact, at the end of January the FDA announced an initiative to address the slowdown in approval times. Their aim is to reduce the time and cost of product development. This, of course, will take time and we will wait to see actions rather than words before we take a more aggressive position.

During the last six months, we took an overweighted position in small cap semiconductor equipment stocks to take advantage of spending in
300mm, migration to 130 nm designs and increased demand from Taiwanese fabs. We
--------------------------
remain dedicated to this strategy, though it is contrary to most technology investors. We believe the extended down cycle is already priced into these stocks, and the bottom of the cycle has been formed. While no light at the end of the tunnel is visible, our focus is on companies leveraged to new technologies and a rebound in spending.

PERSONAL NOTE

On behalf of the entire Emerald family, we would like to recognize the contributions of our two retiring trustees, Bruce Bowen and Scott Rehr. Both Bruce and Scott were founding trustees for the Funds ten years ago. Bruce came to the Fund family with significant mutual fund experience from his time as Vice Chairman of the Penn Square Funds. His experience was invaluable for a newly founded Fund family, and we called upon it frequently over the years. We wish Bruce well in his full time retirement in Florida. Hit them long and straight.

Scott has been our partner and friend at Emerald over the last ten years. We always said he had been reading prospectuses for enjoyment since he was a young boy. Of course that upbringing gave Scott a tremendous knowledge of the mutual fund industry that was and will be called upon regularly. We will all miss him here at Emerald.

Finally, as we mentioned, we celebrated our 10 year anniversary on October 1, 2002. As we hit this milestone, we were pleased that our signature fund, the Emerald Growth Fund, was ranked in the 13th percentile of all small cap growth funds over this timeframe by Morningstar.

                                                                               7

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We have seen a great many changes over these ten years, marketwise and economically. We have suffered the ups as well as the down periods. As we examine this time span, we know that highs will come back down to earth and the lows will rebound. This, of course, provides us with confidence as we look to the next ten years.

Sincerely,


Kenneth G. Mertz II, CFA                      Stacey L. Sears
Chief Investment Officer                      Co-Portfolio Manager - Emerald Growth Fund
Co-Portfolio Manager - Emerald Growth Fund
Portfolio Manager - Emerald Bank Fund
Portfolio Manager - Emerald Tech Fund

The views expressed are the opinions of the portfolio managers as of the reporting date and are subject to change.

ABOUT THE PERFORMANCE INFORMATION APPEARING IN THE LETTERS TO SHAREHOLDERS:

All performance information is presented on a total return basis unless otherwise noted and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate with market conditions so that shares may be worth more or less when redeemed than their original cost. Funds that invest in a particular industry or geographic region may involve a greater degree of risk than funds with a more diversified portfolio. All three Emerald Mutual Funds invest in the stocks of smaller-sized companies, which may involve higher risk and increased volatility than the stocks of larger companies. Write or call for a free copy of the Funds' current prospectus, which contains more complete information including management fees, sales charges and other charges and expenses, and which you should read carefully before investing.

8

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EMERALD MUTUAL FUNDS -- GROWTH FUND
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SCHEDULE OF INVESTMENTS                            DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCKS -- 100.51%

AUTO & TRANSPORTATION -- 4.04%
       RAILROADS -- 1.18%
       Genesee & Wyoming, Inc.* ......................    42,300    $   860,805
                                                                    -----------
       TRUCKERS -- 2.86%
       Landstar System, Inc.* ........................    17,000        992,120
       Yellow Corp.* .................................    43,264      1,089,863
                                                                    -----------
                                                                      2,081,983
                                                                    -----------
       TOTAL AUTO & TRANSPORTATION .............................      2,942,788
                                                                    -----------

CONSUMER DISCRETIONARY -- 21.56%
       CASINO & GAMBLING -- 2.98%
       Boyd Gaming Corp.* ............................    65,800        924,490
       Shuffle Master, Inc.* .........................    65,100      1,244,061
                                                                    -----------
                                                                      2,168,551
                                                                    -----------
       EDUCATION SERVICES -- 3.12%
       Education Management Corp.* ...................    37,351      1,404,398
       Sylvan Learning Systems, Inc.* ................    52,800        865,920
                                                                    -----------
                                                                      2,270,318
                                                                    -----------
       ENTERTAINMENT -- 1.44%
       Alliance Gaming Corp.* ........................    61,700      1,050,751
                                                                    -----------
       RADIO & TV BROADCASTERS -- 4 21%
       Entercom Communications Corp.* ................    35,070      1,645,484
       Saga Communications, Inc.* ....................    74,750      1,420,250
                                                                    -----------
                                                                      3,065,734
                                                                    -----------
       RENTAL & LEASING SERVICES -- 1.03%
       Aaron Rents, Inc. .............................    34,300        750,141
                                                                    -----------
       RESTAURANTS -- 1.96%
       Buca, Inc.* ...................................    74,000        615,680
       CEC Entertainment, Inc.* ......................    26,500        813,550
                                                                    -----------
                                                                      1,429,230
                                                                    -----------
       RETAIL -- 6.00%
       Aeropostale, Inc.* ............................     9,200         97,244
       Electronics Boutique Holdings Corp.* ..........    24,410        385,922
       Global Imaging Systems, Inc.* .................    36,300        667,194


See accompanying Notes to Financial Statements                                 9

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
 ------  -----  ----     -----  ---

SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
       RETAIL -- 6.00% (CONTINUED)
       Guitar Center, Inc.* ..........................    14,700    $   243,432
       Hibbett Sporting Goods, Inc.* .................    12,800        306,176
       HOT Topic, Inc.* ..............................    50,300      1,150,864
       Linens 'N Things, Inc.* .......................    27,600        623,760
       Pacific Sunwear Of California, Inc.* ..........     7,500        132,675
       Wet Seal, Inc.* ...............................    56,850        611,763
       1-800-FLOWERS.COM, Inc.* ......................    24,935        155,844
                                                                    -----------
                                                                      4,374,874
                                                                    -----------
       SERVICES: COMMERCIAL -- 0.82%
       4Kids Entertainment, Inc.* ....................    27,015        596,491
                                                                    -----------
       TOTAL CONSUMER DISCRETIONARY ............................     15,706,090
                                                                    -----------

CONSUMER STAPLES -- 1.56%
       FOODS -- 1.56%
       American Italian Pasta Co.* ...................    27,800      1,000,244
       Hershey Foods Corp. ...........................     2,059        138,859
                                                                    -----------
                                                                      1,139,103
                                                                    -----------

ENERGY -- 2.20%
       ENERGY MISCELLANEOUS -- 0.90%
       Penn Virginia Corp. ...........................    18,000        654,300
                                                                    -----------
       MACHINERY: OIL WELL EQUIPMENT & SERVICES -- 1.28%
       Headwaters, Inc.* .............................    40,900        634,359
       Pride International, Inc.* ....................    20,000        298,000
                                                                    -----------
                                                                        932,359
                                                                    -----------
       OIL: CRUDE PRODUCERS -- 0.02%
       Brigham Exploration Co.* ......................     2,500         12,300
                                                                    -----------
       TOTAL ENERGY ............................................      1,598,959
                                                                    -----------

FINANCIAL SERVICES -- 14.32%
       BANKS: REGIONAL -- 10.43%
       Banc Corp. ....................................    41,300        320,488
       Community Banks, Inc. .........................    21,077        583,833
       Community First Bankshares, Inc. ..............     5,600        148,176
       FNB Corp. .....................................    23,088        635,613
       First Colonial Group, Inc. ....................    30,880        705,762
       Gold Banc Corp., Inc. .........................    35,600        353,188
       Harleysville National Corp. ...................    39,121      1,045,313


10                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
 ------  -----  ----     -----  ---

SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
       BANKS: REGIONAL -- 10.43% (CONTINUED)
       Local Financial Corp.* ........................    48,000    $   703,200
       Progress Financial Corp. ......................    72,068        835,989
       S&T Bancorp, Inc. .............................    21,250        532,334
       Sun Bancorp, Inc. .............................    12,201        223,047
       Sun Bancorp, Inc.* ............................    23,800        316,540
       United National Bancorp .......................     9,400        216,670
       Univest Corporation of Pennsylvania ...........    10,100        410,060
       Yardville National Bancorp ....................    33,100        570,644
                                                                    -----------
                                                                      7,600,857
                                                                    -----------
       INSURANCE: PROPERTY-CASUALTY -- 3.41%
       Markel Corp.* .................................     2,100        431,550
       Penn-America Group, Inc. ......................    97,680        884,004
       Philadelphia Consolidated Holding Co.* ........    25,900        916,860
       Selective Insurance Group .....................    10,000        251,800
                                                                    -----------
                                                                      2,484,214
                                                                    -----------
       INVESTMENT MANAGEMENT COMPANIES -- 0.48%
       Federated Investors, Inc. .....................    13,750        348,838
                                                                    -----------
       TOTAL FINANCIAL SERVICES ................................     10,433,909
                                                                    -----------

HEALTH CARE -- 17.53%
       BIOTECHNOLOGY RESEARCH & PRODUCTION -- 4.56%
       BioSphere Medical, Inc.* ......................    66,600        438,894
       Bio-Technology General Corp.* .................    46,300        148,206
       Celgene Corp.* ................................    62,830      1,348,960
       Charles River Laboratories International, Inc.*    15,100        581,048
       Martek Biosciences Corp.* .....................    16,150        406,334
       Telik, Inc.* ..................................    11,300        131,758
       Thermogenesis Corp.* ..........................   130,900        268,345
                                                                    -----------
                                                                      3,323,545
                                                                    -----------
       DRUGS & PHARMACEUTICALS -- 4.89%
       Alkermes, Inc.* ...............................    29,200        183,084
       Columbia Laboratories, Inc.* ..................    86,900        291,984
       First Horizon Pharmaceutical Corp.* ...........    27,800        207,888
       KV Pharmaceutical Co.* ........................    41,124        954,077
       Medicines Co., The* ...........................    73,800      1,182,276
       Salix Pharmaceuticals Ltd.* ...................    30,700        214,593
       Sangstat Medical Corp.* .......................    46,900        529,970
                                                                    -----------
                                                                      3,563,872
                                                                    -----------


See accompanying Notes to Financial Statements                                11

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
 ------  -----  ----     -----  ---

SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
       ELECTRONICS: MEDICAL SYSTEMS -- 0.69%
       eResearch Technology, Inc.* ...................    16,500    $   276,375
       Hologic, Inc.* ................................    19,000        231,990
                                                                    -----------
                                                                        508,365
                                                                    -----------
       HEALTH CARE SERVICES -- 0.40%
       LabOne, Inc.* .................................    16,500        292,380
                                                                    -----------

       HEALTH CARE FACILITIES -- 1.54%
       Renal Care Group, Inc.* .......................    30,800        974,512
       Specialty Laboratories, Inc.* .................    15,000        144,900
                                                                    -----------
                                                                      1,119,412
                                                                    -----------
       MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 5.45%
       Cytyc Corp.* ..................................    46,500        474,300
       Igen International, Inc.* .....................    50,800      2,176,780
       Med-Design Corp.* .............................    11,800         95,084
       Respironics, Inc.* ............................    40,200      1,223,326
                                                                    -----------
                                                                      3,969,490
                                                                    -----------
       TOTAL HEALTH CARE .......................................     12,777,064
                                                                    -----------

MATERIALS & PROCESSING -- 4.82%
       BUILDING: MISCELLANEOUS -- 0.70%
       Berger Holdings Ltd.* .........................   118,150        512,771
                                                                    -----------
       Chemicals -- 4.12%
       Airgas, Inc.* .................................    73,700      1,271,325
       Cabot Microelectronics Corp.* .................    28,400      1,340,480
       Macdermid, Inc. ...............................    17,100        390,735
                                                                    -----------
                                                                      3,002,540
                                                                    -----------
       TOTAL MATERIALS & PROCESSING ............................      3,515,311
                                                                    -----------

PRODUCER DURABLES -- 17.27%
       AEROSPACE -- 2.64%
       Environmental Tectonics, Inc.* ................   197,500      1,204,750
       MTC Technologies, Inc.* .......................     6,400        161,920
       Titan Corp.* ..................................    53,500        556,400
                                                                    -----------
                                                                      1,923,070
                                                                    -----------
       ELECTRICAL EQUIPMENT & COMPONENTS -- 0.37%
       Cohu, Inc. ....................................    18,300        269,010
                                                                    -----------


12                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
 ------  -----  ----     -----  ---

SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
       ELECTRICAL: INSTRUMENT GAUGES -- 0.64%
       Keithley Instruments, Inc. ....................    37,000    $   462,500
                                                                    -----------
       HOMEBUILDING -- 0.14%
       Toll Brothers, Inc.* ..........................     5,000        101,000
                                                                    -----------
       IDENTIFICATION CONTROL & FILTER -- 1.81%
       ESCO Technologies, Inc.* ......................    35,600      1,317,200
                                                                    -----------
       MACHINERY: INDUSTRIAL/SPECIALTY -- 2.52%
       Paragon Technologies, Inc.* ...................   204,715      1,733,936
       Surebeam Corp.* ...............................    25,918        104,709
                                                                    -----------
                                                                      1,838,645
                                                                    -----------
       MACHINERY: SPECIALTY -- 2.25%
       Applied Films Corp.* ..........................    57,885      1,157,121
       Semitool, Inc.* ...............................    78,050        484,691
                                                                    -----------
                                                                      1,641,812
                                                                    -----------
       MANUFACTURING -- 1.59%
       Met-Pro Corp. .................................    80,000      1,158,400
                                                                    -----------
       PRODUCTION TECHNOLOGY EQUIPMENT -- 4.40%
       Cymer, Inc.* ..................................    40,800      1,315,800
       Rudolph Technologies, Inc.* ...................    73,250      1,403,470
       Varian Semiconductor Equipment Associates, Inc.*   20,600        489,477
                                                                    -----------
                                                                      3,208,747
                                                                    -----------
       TELECOMMUNICATION EQUIPMENT -- 0.91%
       Interdigital Communications Corp.* ............    45,600        663,936
                                                                    -----------
       TOTAL PRODUCER DURABLES .................................     12,584,320
                                                                    -----------

TECHNOLOGY -- 15.51%
       COMMUNICATION SERVICES SOFTWARE -- 2.89%
       Hyperion Solutions Corp.* .....................    11,400        292,638
       Manhattan Associates, Inc.* ...................    22,300        527,618
       Micros Systems, Inc.* .........................    35,500        795,910
       NETIQ Corp.* ..................................    13,400        165,490
       Websense, Inc.* ...............................    15,300        326,823
                                                                    -----------
                                                                      2,108,479
                                                                    -----------


See accompanying Notes to Financial Statements                                13

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
 ------  -----  ----     -----  ---

SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
       COMMUNICATION TECHNOLOGY -- 2.20%
       Brocade Communications Systems, Inc.* .........    92,800    $   384,192
       Riverstone Networks, Inc.* ....................   283,300        600,596
       Seachange International, Inc.* ................   100,900        620,535
                                                                    -----------
                                                                      1,605,323
                                                                    -----------
       COMPUTER TECHNOLOGY -- 2.40%
       Drexler Technology Corp.* .....................     7,500         94,500
       Neoware Systems, Inc.* ........................    56,000        834,960
       Overland Storage, Inc.* .......................    56,400        822,368
                                                                    -----------
                                                                      1,751,828
                                                                    -----------
       ELECTRICAL & ELECTRONICS -- 0.37%
       Universal Display Corp.* ......................    33,800        266,682
                                                                    -----------
       ELECTRONICS -- 2.47%
       Flir Systems, Inc.* ...........................    12,600        614,880
       II-VI, Inc.* ..................................    73,800      1,185,228
                                                                    -----------
                                                                      1,800,108
                                                                    -----------
       ELECTRONICS: SEMI-CONDUCTORS -- 5.18%
       Amkor Technology, Inc.* .......................   207,905        989,628
       ChipPAC, Inc.* ................................    55,564        197,252
       Integrated Circuit Systems, Inc.* .............    20,900        381,425
       Monolithic System Technology, Inc.* ...........    43,600        526,688
       RF Micro Devices, Inc.* .......................    19,700        144,401
       Richardson Electronics Ltd. ...................    31,300        271,058
       Silicon Storage Technology, Inc.* .............    36,700        148,268
       Virage Logic Corp.* ...........................    72,614        728,318
       White Electronic Designs Corp.* ...............    50,302        384,810
                                                                    -----------
                                                                      3,771,848
                                                                    -----------
       TOTAL TECHNOLOGY ........................................     11,304,268
                                                                    -----------

UTILITIES-- 1.70%
       WATER -- 1.70%
       Philadelphia Suburban Corp. ...................    60,293      1,242,036
                                                                    -----------
       TOTAL COMMON STOCKS (COST $70,495,797) ..................     73,243,848
                                                                    -----------


14                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
 ------  -----  ----     -----  ---

SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                          AMOUNT       VALUE
                                                        ---------      -----
SHORT-TERM INVESTMENTS -- 8.24%
     U.S TREASURY OBLIGATIONS -- 1.86%
     U.S. Treasury Bill due 01/09/03 ................ $  790,000    $   789,810
     U.S. Treasury Bill due 01/16/03 ................    567,000        566,757
                                                                    -----------
                                                                      1,356,567
                                                                    -----------
     VARIABLE RATE DEMAND NOTES # -- 6.38%
     American Family Financial Services, Inc., 1.04%.  1,652,214      1,652,214
     Wisconsin Corporate Central Credit Union, 1.09%.  2,282,601      2,282,601
     Wisconsin Electric Power Co., 1.04% ............    712,755        712,755
                                                                    -----------
                                                                      4,647,570
                                                                    -----------
     TOTAL SHORT-TERM INVESTMENTS (COST $6,004,137).............      6,004,137
                                                                    -----------
TOTAL INVESTMENTS (COST $76,499,934) -- 108.75% ................     79,247,985
                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET -- (8.75%) ...................    (6,376,572)
                                                                    -----------
NET ASSETS -- 100.00% ..........................................    $72,871,413
                                                                    ===========

*Non-income producing security

#Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2002.


See accompanying Notes to Financial Statements                                15

================================================================================
EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
 ------  -----  ----     -----  ------  --  ------  ---

SCHEDULE OF INVESTMENTS                            DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCKS -- 97.70%

FINANCIAL SERVICES -- 93.26%
       BANKS: REGIONAL -- 79.04%
       ABC Bancorp ...................................    32,900    $   426,055
       Abigail Adams National Bancorp ................    36,438        546,563
       Acnb Corp. ....................................     2,000         42,500
       Alabama National Bancorp ......................     8,700        378,450
       Allegiant Bancorp, Inc. .......................    45,125        822,584
       Associated Banc-Corp. .........................    21,700        736,498
       Banc Corp. ....................................    38,800        301,088
       Bank of Hawaii Corp. ..........................    10,200        309,978
       Bank of the Ozarks, Inc. ......................    39,300        921,192
       Camden National Corp. .........................    22,300        539,660
       Capital Bank Corp. ............................    20,500        265,270
       Capital Crossing Bank* ........................    23,700        612,645
       CB Bancshares, Inc. ...........................     6,400        272,128
       Century Bancorp, Inc. .........................     3,700         98,124
       Chester Valley Bancorp ........................    38,910        881,701
       CNB Florida Bancshares, Inc. ..................    26,800        426,656
       Codorus Valley Bancorp, Inc. ..................    40,800        621,384
       Columbia Bancorp ..............................    48,275      1,063,498
       Community Bank System, Inc. ...................    16,800        526,680
       Community Banks, Inc. .........................    34,625        959,113
       Community First Bankshares, Inc. ..............    25,800        682,668
       CPB, Inc.* ....................................    28,200        774,090
       Fidelity National Corp. .......................    29,800        298,000
       Financial Institutions, Inc. ..................     7,700        226,072
       First Colonial Group, Inc. ....................     7,936        181,377
       First Community Bancshares, Inc. ..............     7,900        243,004
       First Keystone Financial, Inc. ................     9,000        144,000
       First Oak Brook Bancshares, Inc. ..............    14,000        439,880
       Florida Banks, Inc.* ..........................    36,200        316,750
       FNB Corp. .....................................    35,642        981,224
       FNB Corp. .....................................    20,000        474,600
       Fulton Financial Corp. ........................     7,577        133,810
       Gold Banc Corp, Inc. ..........................   100,000        992,100
       Great Southern Bancorp, Inc. ..................    23,200        852,600
       Harleysville National Corp. ...................    37,246        995,213
       Heritage Commerce Corp.* ......................    30,300        261,792
       International Bancshares Corp. ................    19,025        750,536
       Lakeland Financial Corp. ......................    28,000        656,600
       Laurel Capital Group, Inc. ....................     8,850        170,097
       Leesport Financial Corp. ......................    24,900        484,056
       Legacy Bank of Harrisburg*^ ...................    31,027        326,559


16                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
 ------  -----  ----     -----  ------  --  ------  ---

SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
       BANKS: REGIONAL -- 79.04% (CONTINUED)
       Local Financial Corp.* ........................    40,900    $   599,185
       Main Street Banks, Inc. .......................    15,378        295,258
       MB Financial Corp. ............................    18,100        629,699
       Mercantile Bankshares Corp. ...................    10,700        412,913
       Nara Bancorp, Inc. ............................     6,000        124,620
       National Penn Bancshares, Inc. ................    24,134        640,758
       Northrim BanCorp, Inc. ........................    52,000        702,000
       Oak Hill Financial, Inc. ......................    44,100        950,355
       Pacific Crest Capital, Inc. ...................    56,000        884,800
       Patriot Bank Corp. ............................     6,600        101,442
       Pennrock Financial Services Corp. .............     4,150        115,162
       Peoples Bancorp, Inc. .........................    36,600        936,960
       Princeton National Bancorp, Inc. ..............    19,700        421,875
       PrivateBancorp, Inc. ..........................     6,900        261,165
       Progress Financial Corp. ......................    18,058        209,473
       Riggs National Corp. ..........................    13,800        213,762
       S&T Bancorp, Inc. .............................    21,100        528,576
       Shore Bancshares, Inc. ........................     2,300         53,935
       Sky Financial Group, Inc. .....................    18,391        366,165
       Southern Financial Bancorp, Inc. ..............    17,980        541,198
       Southside Bancshares, Inc. ....................    44,148        653,832
       Southwest Bancorp, Inc. .......................    11,200        291,088
       Summit Bancshares, Inc. .......................    13,000        253,500
       Sun Bancorp, Inc. .............................    23,488        429,384
       Sun Bancorp, Inc.* ............................    32,945        438,168
       Union Bankshares Corp. ........................    14,500        395,125
       United National Bancorp .......................    19,800        456,390
       USB Holding Co., Inc. .........................    29,970        530,469
       Virginia Financial Group, Inc. ................    15,000        447,000
       Wilshire State Bank* ..........................    48,400        575,960
       Yardville National Bancorp ....................    52,500        905,100
                                                                    -----------
                                                                     35,502,112
                                                                    -----------
       DIVERSIFIED FINANCIAL SERVICES -- 1.48%
       Unizan Financial Corp. ........................    33,600        663,600
                                                                    -----------
       INSURANCE CARRIERS: MULTI-LINE -- 1.45%
       HCC Insurance Holdings, Inc. ..................    26,600        654,360
                                                                    -----------
       INSURANCE CARRIERS: PROPERTY & CASUALTY -- 6.38%
       Erie Indemnity Co. ............................     9,700        351,722
       Markel Corp.* .................................     3,400        698,700
       Penn-America Group, Inc. ......................    20,000        181,000


See accompanying Notes to Financial Statements                                17

================================================================================
EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
 ------  -----  ----     -----  ------  --  ------  ---

SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
       INSURANCE CARRIERS: PROPERTY &
          CASUALTY -- 6.38% (CONTINUED)
       Philadelphia Consolidated Holding Co.* ........    19,100    $   676,140
       Selective Insurance Group .....................    38,000        956,840
                                                                    -----------
                                                                      2,864,402
                                                                    -----------
       INVESTMENT MANAGEMENT COMPANIES -- 2.81%
       Federated Investors, Inc. .....................    34,000        862,580
       Gabelli Asset Management, Inc.* ...............    13,300        399,532
                                                                    -----------
                                                                      1,262,112
                                                                    -----------
       SAVINGS & Loan -- 2.10%
       Commercial Capital Bancorp, Inc.* .............    57,000        505,590
       Netbank, Inc.* ................................    36,100        349,448
       Waypoint Financial Corp. ......................     5,000         89,000
                                                                    -----------
                                                                        944,038
                                                                    -----------
       TOTAL FINANCIAL SERVICES ................................     41,890,624
                                                                    -----------

REAL ESTATE INVESTMENT TRUSTS -- 4.44%
       Entertainment Properties Trust ................    25,000        588,000
       RAIT Investment Trust .........................    18,000        388,800
       Urstadt Biddle Properties, Inc. ...............    50,000        554,000
       Windrose Medical Properties Trust .............    45,000        463,500
                                                                    -----------
       TOTAL REAL ESTATE INVESMENT TRUSTS ......................      1,994,300
                                                                    -----------
       TOTAL COMMON STOCKS (COST $40,675,383) ..................     43,884,924
                                                                    -----------

                                                        PRINCIPAL
                                                          AMOUNT
                                                        ---------
SHORT-TERM INVESTMENTS -- 5.16%
       VARIABLE RATE DEMAND NOTES # -- 5.16%
       American Family Financial Services, Inc., 1.04%  $518,612        518,612
       Wisconsin Corporate Central Credit Union, 1.09%   934,253        934,253
       Wisconsin Electric Power Co., 1.04% ...........   863,264        863,264
                                                                    -----------
       TOTAL SHORT-TERM INVESTMENTS (COST $2,316,129)...........      2,316,129
                                                                    -----------
TOTAL INVESTMENTS (COST $42,991,512) -- 102.86% ................     46,201,053
                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET -- (2.86%) ...................     (1,284,712)
                                                                    -----------
NET ASSETS -- 100.00% ..........................................    $44,916,341
                                                                    ===========

*Non-income producing security
#Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2002.
^Illiquid security.


18                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
 ------  -----  ----     -----  ---------  ---

SCHEDULE OF INVESTMENTS                            DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCKS -- 94.53%

HEALTHCARE -- 20.71%
       BIOTECHNOLOGY RESEARCH & PRODUCTION -- 4.29%
       Celgene Corp.* ................................     3,800    $    81,586
       Telik, Inc.* ..................................     1,200         13,992
                                                                    -----------
                                                                         95,578
                                                                    -----------
       DRUGS & PHARMACEUTICALS -- 5.70%
       Alkermes, Inc.* ...............................     3,400         21,318
       Medicines Co. .................................     6,600        105,732
                                                                    -----------
                                                                        127,050
                                                                    -----------
       ELECTRONICS: MEDICAL SYSTEMS -- 1.70%
       Hologic, Inc. .................................     3,100         37,851
                                                                    -----------
       MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 7.28%
       Cytyc Corp.* ..................................     5,400         55,080
       Igen International, Inc.* .....................     2,500        107,125
                                                                    -----------
                                                                        162,205
                                                                    -----------
       MISCELLANEOUS HEALTH CARE -- 1.74%
       Quintiles Transnational Corp.* ................     3,200         38,720
                                                                    -----------
       TOTAL HEALTHCARE ........................................        461,404
                                                                    -----------

MATERIALS & PROCESSING -- 4.24%
       CHEMICALS -- 4.24%
       Cabot Microelectronics Corp.* .................     2,000         94,400
                                                                    -----------
       TOTAL MATERIALS & PROCESSING ............................         94,400
                                                                    -----------

PRODUCER DURABLES -- 20.10%
       AEROSPACE -- 3.94%
       MTC Technologies, Inc.* .......................     1,500         37,950
       Titan Corp.* ..................................     4,800         49,920
                                                                    -----------
                                                                         87,870
                                                                    -----------
       ELECTRONICS: INSTRUMENTS GAUGES -- 2.08%
       Keithley Instruments, Inc. ....................     3,700         46,250
                                                                    -----------
      MACHINERY: INDUSTRIAL -- 0.45%
       Surebeam Corp.* ...............................     2,514         10,157
                                                                    -----------


See accompanying Notes to Financial Statements                                19

================================================================================
EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
 ------  -----  ----     -----  ---------  ---

SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
       MACHINERY: SPECIALTY -- 5.69%
       Applied Films Corp.* ..........................     3,300    $    65,967
       Semitool, Inc.* ...............................     9,800         60,858
                                                                    -----------
                                                                        126,825
                                                                    -----------
       PRODUCTION TECHNOLOGY EQUIPMENT -- 5.85%
       Cymer, Inc.* ..................................     1,900         61,275
       Rudolph Technologies, Inc.* ...................     3,600         68,976
                                                                    -----------
                                                                        130,251
                                                                    -----------
       TELECOMMUNICATIONS EQUIPMENT -- 2.09%
       Interdigital Communications Corp.* ............     3,200         46,592
                                                                    -----------
       TOTAL PRODUCER DURABLES .................................        447,945
                                                                    -----------

TECHNOLOGY -- 49.48%
       COMPUTER SERVICES & SOFTWARE -- 14.36%
       Affiliated Computer Services, Inc.* ...........     2,000        105,300
       EPIQ Systems, Inc.*(1) ........................     2,000         30,640
       Hyperion Solutions Corp.* .....................     1,700         43,639
       Manhattan Associates, Inc.* ...................     1,800         42,588
       Mercury Interactive Corp.* ....................     3,300         97,845
                                                                    -----------
                                                                        320,012
                                                                    -----------
       COMMUNICATIONS TECHNOLOGY -- 9.52%
       Brocade Communications Systems, Inc.* .........    12,000         49,680
       L-3 Communications Holdings, Inc.* ............       800         35,928
       Riverstone Networks, Inc. .....................    36,426         77,223
       Seachange International, Inc.*(1) .............     8,000         49,200
                                                                    -----------
                                                                        212,031
                                                                    -----------
       COMPUTER TECHNOLOGY -- 4.98%
       Neoware Systems, Inc.* ........................     4,500         67,095
       Overland Storage, Inc.* .......................     3,000         43,743
                                                                    -----------
                                                                        110,838
                                                                    -----------
       ELECTRICAL & ELECTRONICS -- 3.31%
       Jabil Circuit, Inc.* ..........................     2,800         50,176
       Universal Display Corp.* ......................     3,000         23,670
                                                                    -----------
                                                                         73,846
                                                                    -----------


20                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
 ------  -----  ----     -----  ---------  ---

SCHEDULE OF INVESTMENTS -- CONTINUED               DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
       ELECTRONICS -- 6.00%
       Flir Systems, Inc.*............................     1,950     $   95,160
       II-VI, Inc.* ..................................     2,400         38,544
                                                                     ----------
                                                                        133,704
                                                                     ----------
       ELECTRONICS: SEMICONDUCTORS -- 11.31%
       Amkor Technology, Inc.* .......................    22,000        104,720
       ChipPAC, Inc.* ................................     5,200         18,460
       Integrated Circuit Systems, Inc.* .............     1,900         34,675
       Richardson Electronics Ltd. ...................     7,700         66,682
       White Electronic Designs Corp.* ...............     3,600         27,540
                                                                     ----------
                                                                        252,077
                                                                     ----------
       TOTAL TECHNOLOGY ........................................      1,102,508
                                                                     ----------
       TOTAL COMMON STOCKS (COST $2,067,908) ...................      2,106,257
                                                                     ----------

                                                       PRINCIPAL
                                                         AMOUNT
                                                       ---------
SHORT-TERM INVESTMENTS -- 4.05%
       VARIABLE RATE DEMAND NOTES # -- 4.05%
       American Family Financial Services, Inc., 1.04%    22,445         22,445
       Wisconsin Corporate Central Credit Union, 1.09%    40,145         40,145
       Wisconsin Electric Power Co., 1.04% ...........    27,631         27,631
                                                                     ----------
       TOTAL SHORT-TERM SECURITIES (COST $90,221) ..............         90,221
                                                                     ----------
TOTAL INVESTMENTS (COST $2,158,129) ............................      2,196,478
                                                                     ----------
SECURITIES SOLD SHORT -- (2.13%)
       Carreker Corp.* ...............................     2,200         (9,966)
       WMS Industries, Inc. ..........................     2,500        (37,450)
                                                                     ----------
       TOTAL SECURITIES SOLD SHORT (PROCEEDS $58,059)                   (47,416)
                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- 3.55% .....................         79,064
                                                                     ----------
NET ASSETS -- 100.00% ..........................................     $2,228,126
                                                                     ==========


*Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2002.

1 All or a portion of the securities have been committed as collateral for open short positions.


See accompanying Notes to Financial Statements                                21

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)               DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                                         SELECT        SELECT
                                                                                      BANKING AND    TECHNOLOGY
                                                                     GROWTH FUND     FINANCE FUND       FUND
                                                                     -----------     ------------    ----------
ASSETS
Investments in securities at market value (identified cost
  $76,499,934, $42,991,512 and $2,158,129) (Note 2) ................ $79,247,985      $46,201,053    $ 2,196,478
Deposits with brokers for securities sold short ....................          --               --        110,615
Receivables:
  Dividends and interest ...........................................      19,183           87,579            125
  Investment securities sold .......................................   1,757,532          269,195         77,043
  Capital shares sold ..............................................      96,784          227,307         17,840
  Receivable from Adviser ..........................................          --               --         17,828
Other assets .......................................................      18,092           11,852         10,747
                                                                     -----------      -----------    -----------
    Total assets ...................................................  81,139,576       46,796,986      2,430,676
                                                                     -----------      -----------    -----------
LIABILITIES
Securities sold short at market value (proceeds $58,059) (Note 2) ..          --               --         47,416
Payables for:
  Investment securities purchased ..................................   7,357,621        1,760,440        133,582
  Capital shares redeemed ..........................................     720,503           12,030          2,850
  Payable from Adviser .............................................      48,992           37,597             --
Accrued expenses and other liabilities .............................     141,047           70,578         18,702
                                                                     -----------      -----------    -----------
    Total liabilities ..............................................   8,268,163        1,880,645        202,550
                                                                     -----------      -----------    -----------
NET ASSETS ......................................................... $72,871,413      $44,916,341    $ 2,228,126
                                                                     ===========      ===========    ===========
NET ASSETS CONSIST OF:
Shares of beneficial interest ...................................... $82,126,131      $41,166,921    $11,370,009
Accumulated net investment income/(loss) ...........................    (366,525)          36,280        (33,232)
Accumulated net realized gain/(loss) on investments ................ (11,636,244)         503,599     (9,157,643)
Net unrealized appreciation on investments .........................   2,748,051        3,209,541         38,349
Net unrealized appreciation on securities sold short ...............          --               --         10,643
                                                                     -----------      -----------    -----------
    Total Net Assets ............................................... $72,871,413      $44,916,341    $ 2,228,126
                                                                     ===========      ===========    ===========
CLASS A SHARES:
Net Assets ......................................................... $69,413,331      $34,645,317    $ 2,153,776
                                                                     -----------      -----------    -----------
Shares of Beneficial interest issued and outstanding, no par value..   8,056,455        2,010,879        480,040
                                                                     -----------      -----------    -----------
Net Asset Value and redemption price per share .....................       $8.62           $17.23          $4.49
                                                                           =====           ======          =====
Maximum offering price per share (net asset value plus sales
  charge of 4.75% of the offering price) ...........................       $9.05           $18.09          $4.71
                                                                           =====           ======          =====
CLASS C SHARES:
Net Assets ......................................................... $ 3,458,082      $10,271,024    $    74,350
                                                                     -----------      -----------    -----------
Shares of Beneficial interest issued and outstanding, no par value..     407,569          602,415         16,750
                                                                         -------          -------         ------
Net Asset Value and redemption price per share .....................       $8.48           $17.05          $4.44
                                                                           =====           ======          =====
Maximum offering price per share (net asset value plus sales
  charge of 1.00% of the offering price) ...........................       $8.57           $17.22          $4.48
                                                                           =====           ======          =====

22                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

STATEMENTS OF OPERATIONS (UNAUDITED)                           DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                     FOR THE SIX MONTHS ENDED DECEMBER 31, 2002
                                                                     ------------------------------------------
                                                                                         SELECT        SELECT
                                                                                      BANKING AND    TECHNOLOGY
                                                                     GROWTH FUND     FINANCE FUND       FUND
                                                                     -----------     ------------    ----------
INVESTMENT INCOME
  Dividends ....................................................... $    247,081      $   421,232    $        --
  Interest ........................................................       31,161           26,808          3,103
                                                                    ------------      -----------    -----------
                                                                         278,242          448,040          3,103
                                                                    ------------      -----------    -----------
EXPENSES
  Investment Advisory fees ........................................      279,459          197,339         12,464
  12b-1 fees- Class A .............................................      124,755           55,474          6,044
  12b-1 fees- Class C .............................................       16,171           38,843            376
  Shareholder servicing and accounting ............................      111,415           62,829         21,601
  Professional fees ...............................................       34,962           10,708          3,774
  Trustees' fees and expenses .....................................        7,380            3,772          3,288
  Administration fees .............................................       12,647           12,454         12,404
  Reports to shareholders .........................................       18,644            3,872            904
  Federal and state registration fees .............................       14,338           14,450         12,550
  Custody fees ....................................................       12,792            8,841          3,162
  Other ...........................................................       12,204            3,178            621
                                                                    ------------      -----------    -----------
      Total expenses before fee waivers ...........................      644,767          411,760         77,188
  Advisory fee waived .............................................           --               --         40,853
                                                                    ------------      -----------    -----------
      Total expenses ..............................................      644,767          411,760         36,335
                                                                    ------------      -----------    -----------
NET INVESTMENT INCOME/(LOSS) ......................................     (366,525)          36,280        (33,232)
                                                                    ------------      -----------    -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) on:
    Investments ...................................................  (10,198,608)         884,447       (993,427)
    Short positions ...............................................           --               --         (7,794)
  Change in unrealized appreciation/(depreciation) on investments
    Investments ...................................................   (3,530,396)      (2,985,249)       494,300
    Short positions ...............................................           --               --         12,329
                                                                    ------------      -----------    -----------
  Net realized and unrealized gain/(loss) on investments ..........  (13,729,004)      (2,100,802)      (494,592)
                                                                    ------------      -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ... $(14,095,529)     $(2,064,522)   $  (527,824)
                                                                    ============      ===========    ===========

See accompanying Notes to Financial Statements                                23

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)                DECEMBER 31, 2002
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002
                                                                                         SELECT        SELECT
                                                                                      BANKING AND    TECHNOLOGY
                                                                    GROWTH FUND*     FINANCE FUND       FUND
                                                                    ------------     ------------    ----------
OPERATIONS
  Net investment income/(loss) .................................... $   (366,525)     $    36,280    $   (33,232)
  Net realized gain/(loss)
    Investments ...................................................  (10,198,608)         884,447       (993,427)
    Short positions ...............................................           --               --         (7,794)
  Change in unrealized appreciation/(depreciation) on investments
    Investments ...................................................   (3,530,396)      (2,985,249)       494,300
    Short positions ...............................................           --               --         12,329
                                                                    ------------      -----------    -----------
      NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS ...........................................  (14,095,529)      (2,064,522)      (527,824)
                                                                    ------------      -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income -- Class A ................................           --               --             --
  Net investment income -- Class C ................................           --               --             --
  Net realized capital gain -- Class A ............................           --         (631,773)            --
  Net realized capital gain -- Class C ............................           --         (155,228)            --
                                                                    ------------      -----------    -----------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................           --         (787,001)            --
                                                                    ------------      -----------    -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)
  Net increase/(decrease) in net assets resulting from capital
    share transactions ............................................      656,676        6,624,376       (464,946)
                                                                    ------------      -----------    -----------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ...........................  (13,438,853)       3,772,853       (992,770)
NET ASSETS
  Beginning of period .............................................   86,310,266       41,143,488      3,220,896
                                                                    ------------      -----------    -----------
  End of period ................................................... $ 72,871,413      $44,916,341    $ 2,228,126
                                                                    ============      ===========    ===========
----------------------------------------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED JUNE 30, 2002
                                                                                        SELECT        SELECT
                                                                                      BANKING AND    TECHNOLOGY
                                                                    GROWTH FUND*     FINANCE FUND       FUND
                                                                    ------------     ------------    ----------
OPERATIONS
  Net investment income/(loss) .................................... $   (865,914)     $    46,175    $  (136,102)
  Net realized gain/(loss)
    Investments ...................................................    2,851,402          519,984     (3,127,275)
    Short positions ...............................................           --               --       (206,319)
  Change in unrealized appreciation/(depreciation) on investments
    Investments ...................................................  (21,224,732)       4,182,423       (854,251)
    Short positions ...............................................           --               --         97,486
                                                                    ------------      -----------    -----------
      NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS ...........................................  (19,239,244)       4,747,582     (4,226,461)
                                                                    ------------      -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income -- Class A ................................           --          (86,449)            --
  Net investment income -- Class C ................................           --               --             --
  Net realized capital gain -- Class A ............................           --         (192,681)      (275,643)
  Net realized capital gain -- Class C ............................           --          (19,619)       (10,013)
                                                                    ------------      -----------    -----------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................           --         (298,749)      (285,656)
                                                                    ------------      -----------    -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)
  Net increase/(decrease) in net assets resulting from capital
    share transactions ............................................   (3,209,444)      21,360,003       (622,248)
                                                                    ------------      -----------    -----------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ...........................  (22,448,688)      25,808,836     (5,134,365)
NET ASSETS
  Beginning of period .............................................  108,758,954       15,334,652      8,355,261
                                                                    ------------      -----------    -----------
  End of period ................................................... $ 86,310,266      $41,143,488    $ 3,220,896
                                                                    ============      ===========    ===========

*Prior to July 1, 2001 was known as the HomeState Pennsylvania Growth Fund

24                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
GROWTH FUND**
                                                                     FOR THE
                                                                 SIX MONTHS ENDED       FOR THE
                                                                 DECEMBER 31, 2002     YEAR ENDED         FOR THE
                                                                    (UNAUDITED)       JUNE 30, 2002      YEAR ENDED
                                                                      CLASS A           CLASS A++       JUNE 30, 2001
                                                                 -----------------    -------------     -------------
Net Asset Value, Beginning of Period .........................        $ 10.26           $ 12.50            $  18.31
                                                                      -------           -------            --------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..........................................          (0.04)(2)         (0.10)(2)           (0.05)(2)
Net realized and unrealized gain/(loss) on investments .......          (1.60)            (2.14)              (1.58)
                                                                      -------           -------            --------
  Total from investment operations ...........................          (1.64)            (2.24)              (1.63)
                                                                      -------           -------            --------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .................             --                --               (4.18)
                                                                      -------           -------            --------
Net Asset Value, End of Period ...............................        $  8.62           $ 10.26            $  12.50
                                                                      =======           =======            ========
Total Return* ................................................         (15.98)%          (17.92)%             (9.62)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..........................        $69,413           $82,805            $107,325
Ratio of expenses to average net assets ......................           1.70%(4)          1.62%               1.56%
Ratio of net investment (loss) to average net assets .........          (0.96)%(4)        (0.88)%             (0.40)%
Portfolio turnover rate(3) ...................................             41%               61%                 60%

 * Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
** The per share data reflects a 2 for 1 stock split which occurred December
   29, 1997.
++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
 1 Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 2 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 3 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 4 Annualized.

See accompanying Notes to Financial Statements                                25

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
GROWTH FUND**
                                                                      FOR THE           FOR THE            FOR THE
                                                                     YEAR ENDED       PERIOD ENDED       PERIOD ENDED
                                                                   JUNE 30, 2000     JUNE 30, 1999      JUNE 30, 1998
                                                                  --------------     -------------      -------------
Net Asset Value, Beginning of Period .........................       $  11.70           $ 13.03            $  10.78
                                                                     --------           -------            --------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..........................................          (0.12)(1)         (0.01)(1)           (0.05)(1)
Net realized and unrealized gain/(loss) on investments .......           7.79             (1.18)               2.70
                                                                     --------           -------            --------
  Total from investment operations ...........................           7.67             (1.19)               2.65
                                                                     --------           -------            --------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .................          (1.06)            (0.14)              (0.40)
                                                                     --------           -------            --------
Net Asset Value, End of Period ...............................       $  18.31           $ 11.70            $  13.03
                                                                     ========           =======            ========
Total Return* ................................................          66.58%            (9.24)%             25.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..........................       $136,649           $98,977            $135,437
Ratio of expenses to average net assets ......................           1.45%             1.56%               1.49%
Ratio of net investment (loss) to average net assets .........          (0.66)%           (0.45)%             (0.45)%
Portfolio turnover rate(3) ...................................            102%               88%                 51%

 * Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
** The per share data reflects a 2 for 1 stock split which occurred December
   29, 1997.
++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
 1 Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 2 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 3 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 4 Annualized.


26                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
GROWTH FUND**
                                                                     FOR THE
                                                                 SIX MONTHS ENDED       FOR THE           FOR THE
                                                                 DECEMBER 31, 2002     YEAR ENDED        YEAR ENDED
                                                                    (UNAUDITED)       JUNE 30, 2002     JUNE 30, 2001
                                                                      CLASS C           CLASS C            CLASS C++
                                                                 -----------------    -------------     -------------
Net Asset Value, Beginning of Period .........................        $ 10.14           $ 12.43             $ 18.31
                                                                      -------           -------             -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..........................................          (0.07)(1)         (0.17)(1)           (0.13)(1)
Net realized and unrealized gain/(loss) on investments .......          (1.59)            (2.12)              (1.57)
                                                                      -------           -------             -------
  Total from investment operations ...........................          (1.66)            (2.29)              (1.70)
                                                                      -------           -------             -------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .................             --                --               (4.18)
                                                                      -------           -------             -------
Net Asset Value, End of Period ...............................        $  8.48           $ 10.14             $ 12.43
                                                                      =======           =======             =======

Total Return* ................................................         (16.37)%          (18.42)%            (10.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..........................        $ 3,458           $ 3,505             $ 1,434
Ratio of expenses to average net assets ......................           2.35%(3)          2.27%               2.21%
Ratio of net investment (loss) to average net assets .........          (1.61)%(3)        (1.53)%             (1.05)%
Portfolio turnover rate(2)....................................             41%               61%                 60%

 * Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
 1 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 2 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 3 Annualized.


See accompanying Notes to Financial Statements                                27

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT BANKING AND FINANCE FUND
                                                                     FOR THE
                                                                 SIX MONTHS ENDED       FOR THE
                                                                 DECEMBER 31, 2002     YEAR ENDED         FOR THE
                                                                    (UNAUDITED)       JUNE 30, 2002      YEAR ENDED
                                                                      CLASS A          CLASS A++        JUNE 30, 2001
                                                                 -----------------    -------------     -------------
Net Asset Value, Beginning of Period .........................        $ 18.36           $ 15.55             $ 11.20
                                                                      -------           -------             -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income/(loss) .................................           0.03              0.05(2)             0.18(2)
Net realized and unrealized gain/(loss) on investments .......          (0.82)             3.01                4.34
                                                                      -------           -------             -------
  Total from investment operations ...........................          (0.79)             3.06                4.52
                                                                      -------           -------             -------

LESS DISTRIBUTIONS
------------------
Dividends from net investment income .........................             --             (0.08)              (0.17)
Dividends in excess of net investment income .................             --                --                  --
Distributions from net realized capital gain .................          (0.34)            (0.17)                 --
                                                                      -------           -------             -------
Total distributions ..........................................          (0.34)            (0.25)              (0.17)
                                                                      -------           -------             -------
Net Asset Value, End of Period ...............................        $ 17.23           $ 18.36             $ 15.55
                                                                      =======           =======             =======
Total Return* ................................................          (4.32)%           19.96%              40.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..........................        $34,645           $34,933             $14,822
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ................           1.96%             2.26%               2.94%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .................            n/a(4)            n/a(4)             2.35%(3)
Ratio of dividends on short positions to average net assets ..             --                --                  --
Ratio of net investment income/(loss) to average net assets
  before reimbursement by Adviser and waivers ................           0.31%             0.28%               0.79%
Ratio of net investment income/(loss) to average net assets
  after reimbursement by Adviser and waivers .................            n/a(4)            n/a(4)             1.38%
Portfolio turnover rate(5) ...................................             45%               27%                 55%

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
 * Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
 1 Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 2 Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
 3 The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended June 30, 2002, 2001, 2000, 1999 and 1998 were 2.26%, 2.35%, 2.35%, 2.35% and 2.37%, respectively.
 4 Not applicable: no reimbursements were made by the Adviser.
 5 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


28                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT BANKING AND FINANCE FUND
                                                                      FOR THE           FOR THE            FOR THE
                                                                     YEAR ENDED      PERIOD ENDED       PERIOD ENDED
                                                                   JUNE 30, 2000     JUNE 30, 1999      JUNE 30, 1998
                                                                  --------------     -------------      -------------
Net Asset Value, Beginning of Period .........................        $ 13.36           $ 13.42             $ 11.70
                                                                      -------           -------             -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income/(loss) .................................           0.08             (0.01)(1)           (0.20)(1)
Net realized and unrealized gain/(loss) on investments .......          (2.20)            (0.05)               2.46
                                                                      -------           -------             -------
  Total from investment operations ...........................          (2.12)            (0.06)               2.26
                                                                      -------           -------             -------
LESS DISTRIBUTIONS
------------------
Dividends from net investment income .........................          (0.03)               --                  --
Dividends in excess of net investment income .................          (0.01)               --                  --
Distributions from net realized capital gain .................             --                --               (0.54)
                                                                      -------           -------             -------
Total distributions ..........................................          (0.04)               --               (0.54)
                                                                      -------           -------             -------
Net Asset Value, End of Period ...............................        $ 11.20           $ 13.36             $ 13.42
                                                                      =======           =======             =======
Total Return* ................................................         (15.91)%           (0.45)%             19.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..........................        $10,947           $13,131             $17,426
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ................           2.60%             2.60%               2.59%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .................           2.35%(3)          2.35%(3)            2.35%(3)
Ratio of dividends on short positions to average net assets ..             --                --                0.02%
Ratio of net investment income/(loss) to average net assets
  before reimbursement by Adviser and waivers ................           0.51%            (0.31)%             (1.99)%
Ratio of net investment income/(loss) to average net assets
  after reimbursement by Adviser and waivers .................           0.76%            (0.05)%             (1.75)%
Portfolio turnover rate(5) ...................................             46%              158%                115%

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
 * Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
 1 Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 2 Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
 3 The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended June 30, 2002, 2001, 2000, 1999 and 1998 were 2.26%, 2.35%, 2.35%, 2.35% and 2.37%, respectively.
 4 Not applicable: no reimbursements were made by the Adviser.
 5 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


See accompanying Notes to Financial Statements                                29

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT BANKING AND FINANCE FUND
                                                                     FOR THE
                                                                 SIX MONTHS ENDED       FOR THE           FOR THE
                                                                 DECEMBER 31, 2002     YEAR ENDED        YEAR ENDED
                                                                    (UNAUDITED)       JUNE 30, 2002     JUNE 30, 2001
                                                                      CLASS C           CLASS C           CLASS C++
                                                                 -----------------    -------------     -------------
Net Asset Value, Beginning of Period .........................        $ 18.24           $ 15.47            $  11.20
                                                                      -------           -------            --------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income/(loss) .................................          (0.02)            (0.06)(1)            0.10(1)
Net realized and unrealized gain/(loss) on investments .......          (0.83)             3.00                4.34
                                                                      -------           -------            --------
  Total from investment operations ...........................          (0.85)             2.94                4.44
                                                                      -------           -------            --------
LESS DISTRIBUTIONS
------------------
Dividends from net investment income .........................             --                --               (0.17)
Distributions from net realized capital gain .................          (0.34)            (0.17)                 --
                                                                      -------           -------            --------
  Total distributions ........................................          (0.34)            (0.17)              (0.17)
                                                                      -------           -------            --------
Net Asset Value, End of Period ...............................        $ 17.05           $ 18.24              $15.47
                                                                      =======           =======              ======
Total Return* ................................................          (4.68)%           19.22%              40.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..........................        $10,271            $6,210              $  513
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ................           2.61%(4)          2.91%               3.59%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .................            n/a(2)            n/a(2)             3.00%(3)
Ratio of net investment income/(loss) to average net assets
  before reimbursement by Adviser and waivers ................          (0.34)%(4)        (0.37)%              0.14%
Ratio of net investment income/(loss) to average net assets
  after reimbursement by Adviser and waivers .................            n/a(2)            n/a(2)             0.73%
Portfolio turnover rate(3) ...................................             45%               27%                 55%

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
 * Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
 1 Net investment income (loss) per share represents net investment income
  (loss) divided by the average shares outstanding throughout the period.
 2 Not applicable: no reimbursements were made by the Adviser.
 3 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 4 Annualized.


30                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT TECHNOLOGY FUND
                                                                     FOR THE
                                                                 SIX MONTHS ENDED       FOR THE
                                                                 DECEMBER 31, 2002     YEAR ENDED          FOR THE
                                                                    (UNAUDITED)       JUNE 30, 2002       YEAR ENDED
                                                                      CLASS A          CLASS A++         JUNE 30, 2001
                                                                 -----------------    -------------      -------------
Net Asset Value, Beginning of Period .........................         $ 5.38            $12.15              $29.59
                                                                       ------            ------              ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..........................................          (0.06)            (0.20)(1)           (0.43)(2)
Net realized and unrealized gain/(loss) on investments .......          (0.83)            (6.15)             (13.01)
                                                                       ------            ------              ------
  Total from investment operations ...........................          (0.89)            (6.35)             (13.44)
                                                                       ------            ------              ------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .................             --             (0.42)              (4.00)
                                                                       ------            ------              ------
Net Asset Value, End of Period ...............................         $ 4.49            $ 5.38              $12.15
                                                                       ======            ======              ======
Total Return** ...............................................         (16.54)%          (53.76)%            (51.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..........................         $2,154            $3,132              $8,054
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ................           6.19%*            4.66%               3.41%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .................           2.90%*            2.90%(3)            2.90%(3)
Ratio of dividends on short positions to average net assets ..             --                --                  --
Ratio of net investment (loss) to average net assets
  before reimbursement by Adviser and waivers ................          (5.94)%*          (4.26)%             (2.76)%
Ratio of net investment (loss) to average net assets
  after reimbursement by Adviser and waivers .................          (2.65)%*          (2.50)%             (2.25)%
Portfolio turnover rate(5) ...................................             87%              249%                193%

  # From commencement of operations: October 31, 1997.
 ++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  * Annualized.
 ** Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
*** Not Annualized.
  1 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  2 Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  3 The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended June 30, 2002, 2001, 2000, 1999 and 1998 were 2.90%, 2.90%, 2.69%, 2.94% and 2.93%, respectively.
  4 Not applicable: no reimbursements were made by the Adviser.
  5 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


See accompanying Notes to Financial Statements                                31

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT TECHNOLOGY FUND
                                                                      FOR THE           FOR THE             FOR THE
                                                                     YEAR ENDED      PERIOD ENDED        PERIOD ENDED
                                                                   JUNE 30, 2000     JUNE 30, 1999       JUNE 30, 1998
                                                                  --------------     -------------       -------------
Net Asset Value, Beginning of Period .........................        $ 12.17            $12.09             $ 10.00
                                                                      -------            ------             -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..........................................          (0.55)(1)         (0.22)(1)           (0.16)(1)
Net realized and unrealized gain/(loss) on investments .......          18.62              0.30                2.25
                                                                      -------            ------             -------
  Total from investment operations ...........................          18.07              0.08                2.09
                                                                      -------            ------             -------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .................          (0.65)               --                  --
                                                                      -------            ------             -------
Net Asset Value, End of Period ...............................        $ 29.59            $12.17             $ 12.09
                                                                      =======            ======             =======
Total Return* ................................................         148.95%             0.66%              20.90%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..........................        $19,390            $9,056             $10,973
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ................           2.67%(3)          3.01%               5.29%*
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .................            n/a(4)           2.90%(3)            2.90%*(3)
Ratio of dividends on short positions to average net assets ..           0.02%             0.04%               0.03%*
Ratio of net investment income/(loss) to average net assets
  before reimbursement by Adviser and waivers ................          (2.17)%           (2.27)%             (4.56)%*
Ratio of net investment income/(loss) to average net assets
  after reimbursement by Adviser and waivers .................            n/a(4)          (2.16)%             (2.17)%*
Portfolio turnover rate(5) ...................................            199%              200%                 44%

  # From commencement of operations: October 31, 1997.
 ++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  * Annualized.
 ** Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
*** Not Annualized.
  1 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  2 Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  3 The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended June 30, 2002, 2001, 2000, 1999 and 1998 were 2.90%, 2.90%, 2.69%, 2.94% and 2.93%, respectively.
  4 Not applicable: no reimbursements were made by the Adviser.
  5 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

32                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
SELECT TECHNOLOGY FUND
                                                                     FOR THE
                                                                 SIX MONTHS ENDED       FOR THE            FOR THE
                                                                 DECEMBER 31, 2002     YEAR ENDED         YEAR ENDED
                                                                    (UNAUDITED)       JUNE 30, 2002      JUNE 30, 2001
                                                                      CLASS C            CLASS C           CLASS C++
                                                                 -----------------    -------------      -------------
Net Asset Value, Beginning of Period .........................        $  5.33           $ 12.10             $ 29.59
                                                                      -------           -------             -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ..........................................          (0.07)(1)         (0.24)(2)           (0.37)(1)
Net realized and unrealized gain/(loss) on investments .......          (0.82)            (6.11)             (13.12)
                                                                      -------           -------             -------
  Total from investment operations ...........................          (0.89)            (6.35)             (13.49)
                                                                      -------           -------             -------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain .................             --             (0.42)              (4.00)
                                                                      -------           -------             -------
Net Asset Value, End of Period ...............................        $  4.44           $  5.33             $ 12.10
                                                                      =======           =======             =======
Total Return* ................................................         (16.70)%          (53.99)%            (52.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..........................        $    74           $    89             $   301
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ................           6.69%(4)          5.16%               3.91%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers .................           3.40%(4)          3.40%(3)            3.40%(3)
Ratio of net investment (loss) to average net assets
  before reimbursement by Adviser and waivers ................          (6.44)%(4)        (4.76)%             (3.26)%
Ratio of net investment (loss) to average net assets
  after reimbursement by Adviser and waivers .................          (3.15)%(4)        (3.00)%             (2.75)%
Portfolio turnover rate(5) ...................................             87%              249%                193%

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
 * Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
 1 Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 2 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 3 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 4 Annualized.


See accompanying Notes to Financial Statements                                33

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF FUNDS

     The HomeState Group (the "Trust"), an open-end management investment company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the Emerald Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund (each a "Fund" and collectively, the "Funds"). Effective July 1, 2000, the Board voted to name the Fund family the Emerald Mutual Funds. The investment objectives of the Emerald Mutual Funds are set forth below.

     The Emerald Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through capital appreciation. To pursue its objective, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks and securities convertible into common and preferred stocks. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and had a narrower investment objective.

     The Emerald Select Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified portfolio of banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

     The Emerald Select Technology Fund commenced operations on October 31, 1997. The investment objective of the Fund is to seek capital appreciation by investing in a non-diversified portfolio of equity securities of public companies in the technology sector. To pursue its objective, the Fund will invest at least 80% of its total assets in such companies. Prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund and had a narrower investment objective.

     The Funds issued a second class of shares, Class C Shares, and renamed the initial class as Class A Shares on July 1, 2000. The two classes differ principally in their respective distribution expenses and arrangements as well as their respective sale and redemption fee arrangements. Both classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Class A Shares are subject to an initial sales charge of 4.75% imposed at the time of purchase. Class C Shares are subject to an initial sales charge of 1.00% imposed at the time of purchase, as well as a contingent deferred sales charge ("CDSC") for redemptions made within one year of purchase, in accordance with the Fund's prospectus. The CDSC is 1.00% of the lesser of the current market value or the cost of shares being redeemed.


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which were consistently followed by each Fund in the preparation of the financial statements.

     SECURITY VALUATION -- Investment securities traded on a national securities exchange are valued at the last reported sales price, which is usually at 4:00 p.m. Eastern time, unless there are no transactions on

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

NOTES TO FINANCIAL STATEMENTS  -- CONTINUED                    DECEMBER 31, 2002
--------------------------------------------------------------------------------

     the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

     INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Income, expense (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

     SECURITIES TRANSACTIONS -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the first-in, first-out (FIFO) cost method.

     DISTRIBUTIONS TO SHAREHOLDERS -- The Funds record distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in August and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

     FEDERAL INCOME TAXES -- The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     CALL AND PUT OPTIONS -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options primarily to hedge or protect from adverse movements in securities prices in the Funds. When the Funds write a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. Changes between the initial premiums received and the current market value of the option are recorded as unrealized gains or losses. If an option which the Funds have written either

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

NOTES TO FINANCIAL STATEMENTS  -- CONTINUED                    DECEMBER 31, 2002
--------------------------------------------------------------------------------

     expires on its stipulated expiration date, or if the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option, which the Funds have written, is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund did not write any call options for the six months ended December 31, 2002.

     The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price. The use of exchange-traded options may involve risks such as the possibility of illiquid markets or that the counterparty will fail to perform its obligation. Securities held by the Funds may be designated as collateral on written options.

     The premium paid by the Funds for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option, which the Funds have purchased, expires on the stipulated expiration date, the Funds realize a loss in the amount of the cost of the option. If the Funds exercise a put option, they realize a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund limit the aggregate values of put and call options to 5% and 25% of each Fund's net assets, respectively.

     SHORT SALES -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may sell securities short. Short sales are transactions in which the Funds sell a security they do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sales; the Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends payable on securities while those securities are in a short position. Dividends on short sales are included as a component of other expenses on the Statement of Operations. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund limit the value of short positions to 5% and 25% of each Fund's net assets, respectively. At December 31, 2002, the Emerald Select Technology Fund had 2.13% of its net assets in short positions.

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

NOTES TO FINANCIAL STATEMENTS  -- CONTINUED                    DECEMBER 31, 2002
--------------------------------------------------------------------------------


NOTE 3 -- CAPITAL STOCK

     At December 31, 2002, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

     The following table summarizes the capital share transactions of each Fund:

     GROWTH FUND
                                                  FOR THE PERIOD ENDED             FOR THE YEAR ENDED
                                                    DECEMBER 31, 2002                 JUNE 30, 2002
                                               --------------------------      --------------------------
                                                        CLASS A                         CLASS A
                                               --------------------------      --------------------------
                                                 SHARES         AMOUNT           SHARES         AMOUNT
                                               ----------    ------------      ----------    ------------
     Sales ..................................   2,369,231    $ 20,966,920       2,498,391    $ 28,693,098
     Reinvested distributions ...............          --              --              --              --
     Redemptions ............................  (2,379,662)    (20,849,095)     (3,018,174)    (34,497,974)
                                                ---------    ------------       ---------    ------------
     Net increase (decrease) ................     (10,431)   $    117,825        (519,783)   $ (5,804,876)
                                                ---------    ============       ---------    ============
     SHARES OUTSTANDING:
        Beginning of period .................   8,066,886                       8,586,669
                                                ---------                       ---------
        End of period .......................   8,056,455                       8,066,886
                                                =========                       =========


                                                  FOR THE PERIOD ENDED             FOR THE YEAR ENDED
                                                    DECEMBER 31, 2002                 JUNE 30, 2002
                                               --------------------------      --------------------------
                                                        CLASS C                         CLASS C
                                               --------------------------      --------------------------
                                                 SHARES         AMOUNT           SHARES         AMOUNT
                                               ----------    ------------      ----------    ------------
     Sales ..................................     106,605    $    929,710         274,527    $  3,091,982
     Reinvested distributions ...............          --              --              --              --
     Redemptions ............................     (44,726)       (390,859)        (44,220)       (496,550)
                                                ---------    ------------       ---------    ------------
     Net increase (decrease) ................      61,879    $    538,851         230,307    $  2,595,432
                                                ---------    ============       ---------    ============
     SHARES OUTSTANDING:
        Beginning of period .................     345,690                         115,383
                                                ---------                       ---------
        End of period .......................     407,569                         345,690
                                                =========                       =========

     Total Net Increase (Decrease) ..........                $    656,676                    $ (3,209,444)
                                                             ============                    ============

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

NOTES TO FINANCIAL STATEMENTS  -- CONTINUED                    DECEMBER 31, 2002
--------------------------------------------------------------------------------

     SELECT BANKING AND FINANCE FUND
                                                  FOR THE PERIOD ENDED             FOR THE YEAR ENDED
                                                    DECEMBER 31, 2002                 JUNE 30, 2002
                                               --------------------------      --------------------------
                                                        CLASS A                         CLASS A
                                               --------------------------      --------------------------
                                                 SHARES         AMOUNT           SHARES         AMOUNT
                                               ----------    ------------      ----------    ------------
     Sales ..................................   1,156,481    $ 19,725,311       1,664,234    $ 27,660,842
     Reinvested distributions ...............      32,653         561,072          15,333         237,705
     Redemptions ............................  (1,080,541)    (18,080,258)       (730,570)    (11,495,463)
                                               ----------    ------------      ----------    ------------
     Net increase (decrease) ................     108,593    $  2,206,125         948,997    $ 16,403,064
                                               ----------    ============      ----------    ============
     SHARES OUTSTANDING:
        Beginning of period .................   1,902,286                         953,289
                                               ----------                      ----------
        End of period .......................   2,010,879                       1,902,286
                                               ==========                      ==========


                                                  FOR THE PERIOD ENDED             FOR THE YEAR ENDED
                                                    DECEMBER 31, 2002                 JUNE 30, 2002
                                               --------------------------      --------------------------
                                                        CLASS C                         CLASS C
                                               --------------------------      --------------------------
                                                 SHARES         AMOUNT           SHARES         AMOUNT
                                               ----------    ------------      ----------    ------------
     Sales ..................................     273,879    $  4,597,596         324,158    $  5,227,895
     Reinvested distributions ...............       8,541         145,578           1,180          18,086
     Redemptions ............................     (20,527)       (324,923)        (17,994)       (289,062)
                                               ----------    ------------      ----------    ------------
     Net increase (decrease) ................     261,893    $  4,418,251         307,344    $  4,956,919
                                               ----------    ============      ----------    ============
     SHARES OUTSTANDING:
        Beginning of period .................     340,522                          33,178
                                               ----------                      ----------
        End of period .......................     602,415                         340,522
                                               ==========                      ==========
     Total Net Increase (Decrease) ..........                $  6,624,376                    $ 21,360,003
                                                             ============                    ============

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

NOTES TO FINANCIAL STATEMENTS  -- CONTINUED                    DECEMBER 31, 2002
--------------------------------------------------------------------------------

     SELECT TECHNOLOGY FUND
                                                  FOR THE PERIOD ENDED             FOR THE YEAR ENDED
                                                    DECEMBER 31, 2002                 JUNE 30, 2002
                                               --------------------------      --------------------------
                                                        CLASS A                         CLASS A
                                               --------------------------      --------------------------
                                                 SHARES         AMOUNT           SHARES         AMOUNT
                                               ----------    ------------      ----------    ------------
     Sales ..................................      19,745     $  89,850            47,060    $    388,518
     Reinvested distributions ...............          --            --            26,926         255,781
     Redemptions ............................    (122,055)     (555,454)         (154,434)     (1,208,425)
                                                ---------     ---------        ----------    ------------
     Net increase (decrease) ................    (102,310)    $(465,604)          (80,448)   $   (564,126)
                                                ---------     =========        ----------    ============
     SHARES OUTSTANDING:
        Beginning of period .................     582,350                         662,798
                                                ---------                      ----------
        End of period .......................     480,040                         582,350
                                                =========                      ==========


                                                  FOR THE PERIOD ENDED             FOR THE YEAR ENDED
                                                    DECEMBER 31, 2002                 JUNE 30, 2002
                                               --------------------------      --------------------------
                                                        CLASS C                         CLASS C
                                               --------------------------      --------------------------
                                                 SHARES         AMOUNT           SHARES         AMOUNT
                                               ----------    ------------      ----------    ------------
     Sales ..................................         926     $   4,129             4,620    $     39,082
     Reinvested distributions ...............          --            --               940           8,889
     Redemptions ............................        (800)       (3,471)          (13,801)       (106,093)
                                                ---------     ---------        ----------    ------------
     Net increase (decrease) ................         126     $     658            (8,241)   $    (58,122)
                                                ---------     =========        ----------    ============
     SHARES OUTSTANDING:
        Beginning of period .................      16,624                          24,865
                                                ---------                      ----------
        End of period .......................      16,750                          16,624
                                                =========                      ==========
     Total Net Increase (Decrease) ..........                 $(464,946)                     $   (622,248)
                                                              =========                      ============

NOTE 4 -- INVESTMENT TRANSACTIONS

     During the six months ended December 31, 2002, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:

                                            SELECT BANKING   SELECT TECHNOLOGY
                            GROWTH FUND    AND FINANCE FUND       FUND
                            -----------    ----------------  -----------------
     Purchases..........    $34,113,640      $23,415,201       $1,839,588
     Sales..............    $29,852,281      $16,708,828       $1,915,041

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

NOTES TO FINANCIAL STATEMENTS  -- CONTINUED                    DECEMBER 31, 2002
--------------------------------------------------------------------------------

     The following balances for the Funds are as of December 31, 2002:

                                                             TAX BASIS NET
                                                COST FOR       UNREALIZED     TAX BASIS GROSS    TAX BASIS GROSS
                                             FEDERAL INCOME   APPRECIATION      UNREALIZED          UNREALIZED
     FUND                                     TAX PURPOSES   (DEPRECIATION)    APPRECIATION        DEPRECIATION
     ----                                    --------------   -------------    --------------    ---------------
     Growth Fund .........................    $76,658,409      $2,589,576       $10,469,483         $7,879,907
     Select Banking and Finance Fund .....     43,010,438       3,190,615         4,251,903          1,061,288
     Select Technology Fund ..............      2,158,129          48,992           321,798            272,806

     At December 31, 2002, undistributed ordinary income and long-term capital gains for tax purposes are as follows:

                                                 UNDISTRIBUTED      LONG-TERM
                                                ORDINARY INCOME   CAPITAL GAINS
                                                ---------------   -------------
     Growth Fund..............................            --               --
     Select Banking and Finance Fund..........      $161,600         $397,205
     Select Technology Fund...................            --               --

     The Growth and Select Technology funds realized, on a tax basis, post-October losses through December 31, 2002 of $772,580 and $949,776, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

     At December 31, 2002, the Growth Fund and the Select Technology Fund had accumulated capital loss carryforwards of $617,464 and $7,175,920, respectively, expiring in the year 2010. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards.

     The tax components of dividends paid during the year were as follows:

                                                                    LONG-TERM
                                                ORDINARY INCOME   CAPITAL GAINS
                                                ---------------   -------------
     Growth Fund..............................            --               --
     Select Banking and Finance Fund..........            --         $787,001
     Select Technology Fund...................            --               --

NOTE 5 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

     Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the Emerald Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the Emerald Select Banking and Finance Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. The fee for the Emerald Select Technology Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

NOTES TO FINANCIAL STATEMENTS  -- CONTINUED                    DECEMBER 31, 2002
--------------------------------------------------------------------------------

     including $100 million and 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement, which expires on December 31, 2003, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through October 31, 2003, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses to the extent that the Fund's total operating expenses exceed the following:

                                                           CLASS A    CLASS C
                                                           -------    -------
     Growth Fund.....................................       2.25%      2.90%
     Select Banking and Finance Fund.................       2.35%      3.00%
     Select Technology Fund..........................       2.90%      3.40%

     The following table summarizes the advisory fees and expense waivers/reimbursements for the six months ended December 31, 2002.

                                                                 ADVISORY FEE/
                                                       GROSS    OTHER EXPENSES
                                                      ADVISORY      WAIVED
                                                      --------  ---------------
     Growth Fund.................................     $279,459     $    --
     Select Banking and Finance Fund.............      197,339          --
     Select Technology Fund......................       12,464      40,853

NOTE 6 -- OTHER AGREEMENTS

     Rafferty Capital Markets, LLC (the "Distributor"), is the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The table below demonstrates how the Plan allows each Fund to reimburse the Distributor for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed the following:

                                                       INCURRED EXPENSES FOR                      INCURRED EXPENSES FOR
                                                       THE SIX MONTHS ENDED                       THE SIX MONTHS ENDED
                                           CLASS A       DECEMBER 31, 2002         CLASS C          DECEMBER 31, 2002
                                           -------     ---------------------       -------        ---------------------
     Growth Fund........................    0.35%            $124,755               1.00%                $16,171
     Select Banking and Finance Fund....    0.35%              55,474               1.00%                 38,843
     Select Technology Fund.............    0.50%               6,044               1.00%                    376

     U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

     The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from each Fund and expense reimbursements for each Trustees' meeting attended. A member of the Funds' Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane Morris LLP, the Funds' legal counsel. Legal fees aggregating $23,316, $8,772 and $1,039 were incurred by the Emerald Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund, respectively, to Duane, Morris & Heckscher, LLP during the six months ended December 31, 2002.

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

INFORMATION ABOUT TRUSTEES

The business and affairs of the Funds are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The SAI includes additional information about the Fund's Trustees and Officers and is available, without charge, upon request by calling 1-800-232-0224.

                                                                                               NUMBER OF
                                                 TERM OF                                       PORTFOLIOS
                                                 OFFICE AND                                    IN FUND          OTHER
                               POSITIONS(S)      LENGTH OF                                     COMPLEX          DIRECTORSHIPS
                               HELD WITH         TIME          PRINCIPAL OCCUPATION            OVERSEEN         HELD BY
NAME, ADDRESS AND AGE          THE FUND          SERVED        DURING PAST FIVE YEARS          BY TRUSTEE       TRUSTEE
---------------------          --------          ------        ----------------------          ----------       -------
DISINTERESTED TRUSTEES:
J. Barton Harrison             Trustee           Since 2002    Self employed,                      3            Steel Plant
1452 County Line Road                                          financial planning.                              Equipment
Rosemont, PA 19010                                                                                              Corp.
Age: 73

Richard J. Masterson           Trustee           Since 2002    Chief Executive Officer,            3            None
1703 Oregon Pike, Suite 101                                    Masterson Development and
Lancaster, PA 17601                                            President, U.S. Interactive.
Age: 42

Dr. H. J. Zoffer               Trustee           Since 1992    Dean Emeritus and Professor         3            None
220 N. Bellefield Ave.,                                        of Business Administration,
Apt. 1201                                                      University of Pittsburgh.
Pittsburgh, PA 15213
Age: 72

INTERESTED TRUSTEES:
Kenneth G. Mertz II, C.F.A.*   Trustee,Vice      Since 1992    President and Chief                 3            None
1703 Oregon Pike, Suite 101    President,                      Investment Officer,
Lancaster, PA 17601            Chief Financial                 Emerald Advisers, Inc.
Age: 51                        Officer and
                               Portfolio
                               Manager

Scott C. Penwell, Esq.**       Trustee           Since 1992    Partner at Duane, Morris            3            None
305 North Front Street                                         & Heckscher since 1981.
Harrisburg, PA 17108
Age: 48

 *Employee of Emerald Advisors, Inc. or its affiliates and "Interested
  Person" within the meaning of the Investment Company Act of 1940.
**Employee of the Trust's Legal Counsel and therefore an "Interested Person" within the meaning of the Investment Company Act of 1940.

================================================================================
EMERALD MUTUAL FUNDS
 ------  -----  ----

                              EMERALD MUTUAL FUNDS
                               ------  -----  ----
--------------------------------------------------------------------------------

       INVESTMENT ADVISER                         BOARD OF TRUSTEES
       ------------------                         -----------------
     EMERALD ADVISERS, INC.                      J. BARTON HARRISON
          LANCASTER, PA                            RICH MASTERSON
                                              KENNETH G. MERTZ II, CFA
                                               SCOTT C. PENWELL, ESQ.
           DISTRIBUTOR                            H.J. ZOFFER, PHD
           -----------
 CITCO-QUAKER FUND DISTRIBUTORS
        VALLEY FORGE, PA                           FUND MANAGEMENT
                                                   ---------------
                                               EMERALD ADVISERS, INC.
       ADMINISTRATOR AND                     1703 OREGON PIKE, SUITE 101
         TRANSFER AGENT                            P.O. BOX 10666
         --------------                         LANCASTER, PA 17605
CITCO-QUAKER FUND SERVICES, INC.
        VALLEY FORGE, PA
                                                SHAREHOLDER SERVICES
                                                --------------------
           CUSTODIAN                      CITCO-QUAKER FUND SERVICES, INC.
           ---------                               P.O. BOX C1100
        U.S. BANK, N.A.                     SOUTHEASTERN, PA 19398-1100
         CINCINNATI, OH

                                                 TELEPHONE NUMBERS
    INDEPENDENT ACCOUNTANTS                      -----------------
    -----------------------           THE FUND                    (800) 232-0224
   PRICEWATERHOUSECOOPERS LLP         MARKETING/BROKER SERVICES   (800) 232-6572
         MILWAUKEE, WI                          SHAREHOLDER SERVICES
                                                   (800) 232-0224

         LEGAL COUNSEL
         -------------                      24 HOUR PRICING INFORMATION
        DUANE MORRIS LLP                    ---------------------------
         HARRISBURG, PA                            1-800-232-0224
                                             www.emeraldmutualfunds.com


   This report is for the general information of Fund shareholders. For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

================================================================================

08/02